-----------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   March 14, 2001

 -----------------------------------------------------------------------------
                                WorldCom, Inc.
 -----------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


              Georgia                 0-11258               58-1521612
          (State or Other         (Commission File         (IRS Employer
  Jurisdiction of Incorporation)      Number)         Identification Number)



                           500 Clinton Center Drive
                          Clinton, Mississippi  39056
                   (Address of Principal Executive Offices)


      Registrant's telephone number, including area code:  (601) 460-5600


 -----------------------------------------------------------------------------

Item 9.  Regulation FD Disclosure.

On March 14, 2001, Bernard J. Ebbers, President and Chief Executive officer of WorldCom, Inc. ("WorldCom") gave a presentation at the Merrill Lynch 2001 Global Telecom Services and Equipment Conference in New York City.

During the question and answer session that followed his formal presentation, Mr. Ebbers remarked that since October 2000, the average rate per minute for both business and consumer voice services has been flat to slightly up. He also affirmed WorldCom's financial guidance for 2001. Finally, he said that currently business is going well, and that to date, WorldCom has not seen any material impact to its business as a result of the economic slowdown.

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of Mr. Ebbers' slide presentation used at the March 14, 2001 conference.

The foregoing are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning possible or assumed future results of operations of WorldCom. Such forward-looking statements are subject to a number of uncertainties and other factors that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see WorldCom's filings with the Securities and Exchange Commission. WorldCom disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. WorldCom's filings with the SEC may be obtained without charge from the SEC's website at http://www.sec.gov. Holders of WorldCom's stock may also obtain each of these documents for free by directing your request to WorldCom, Inc., c/o Investor Relations Department, 500 Clinton Center Drive, Clinton, Mississippi 39056.

Investors and security holders are urged to read WorldCom's Registration Statement on Form S-4 relating to the tracking stocks, including the prospectus and proxy statement. These documents relating to the tracking stock transaction may be obtained without charge from the SEC's website at http://www.sec.gov. Holders of the Company's stock may also obtain each of these documents for free by directing their request to Worldcom, Inc., c/o Investor Relations Department, 500 Clinton Center Drive, Clinton, Mississippi 39056. This Form 8-K, and such proxy statement/prospectus does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of tracking stock in any state in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that state. No offering of tracking stock will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 7. Exhibits.

Exhibit No.      Exhibit
-----------      -------
99.1             Slide presentation of Bernard J. Ebbers, dated
                 March 14, 2001

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 14, 2001


                                           WorldCom, Inc.



                                           By:/s/  Scott D. Sullivan
                                              ----------------------------
                                              Scott D. Sullivan
                                              Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.      Description of Exhibit
-----------      ----------------------

99.1             Slide presentation of Bernard J. Ebbers, dated
                 March 14, 2001